CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND
CHIEF FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report on Form 10-QSB of Legal Access Technologies, Inc. for the quarterly period ending January 31, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Quarterly Report on Form 10-QSB fairly presents in all material respects the financial condition and results of operations of Legal Access Technologies, Inc.

                                                                                                                                By:

                                                                                                                                                   /s/ Kyleen E. Cane
                                                                                                                                Name:         Kyleen E. Cane
                                                                                                                                Title:            Principal and Chief Executive and
                                                                                                                                                   Financial Officer, President, and
                                                                                                                                                   Director

                                                                                                                                Date:           March 22, 2004

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